BORROWINGS	12 Months Ended
Dec. 31, 2018
Financial Instruments [Abstract]
BORROWINGS
BORROWINGS.

(US$ MILLIONS)	Business Services	Infrastructure Services	Industrial Operations	Total Borrowings
2019	$797	$713	$309	$1,819
2020	22	359	622	1,003
2021	27	313	452	792
2022	177	602	207	986
2023	72	507	227	806
Thereafter	133	3,254	2,073	5,460
Total - December 31, 2018	$1,228	$5,748	$3,890	$10,866
Total - December 31, 2017	$1,190	$—	$2,075	$3,265

(a)     Corporate borrowings
As at December 31, 2018, corporate borrowings included the credit agreement with Brookfield ("Brookfield Credit Agreements"), as described in Note 1(b)(iii) which comprises of one revolving credit facility that permits borrowings of up to $500 million for purposes of funding acquisitions and investments. As at December 31, 2018, the credit facility under the Brookfield Credit Agreements remain undrawn.
The partnership has a credit facility with a group of Canadian and American banks for an aggregate facility of $825 million, with a maturity date to August 2021. The credit facility is available in Euros, Sterling, Australian or U.S. or Canadian dollars, and advances bear interest at the specified LIBOR, EURIBOR, CDOR, BBSY or bankers' acceptance rate plus 2.50%, or the specified base rate or prime rate plus 1.50%. As at December 31, 2018, the facility remains undrawn and the partnership was in compliance with all covenants.
(b)     Non-recourse subsidiary borrowings
Total current and non-current borrowings as at December 31, 2018 were $10,866 million (December 31, 2017: $3,265 million). The increase of $7,601 million compared to December 31, 2017 is primarily attributable to the acquisitions of businesses within our infrastructure services segment as well as the senior secured term loan put in place at GrafTech.
Some of the partnership's businesses have credit facilities in which they borrow and repay on a monthly basis. This movement has been shown on a net basis in the partnership's consolidated statements of cash flow.
The partnership has credit facilities within its operating businesses with major financial institutions. The credit facilities are primarily composed of revolving term credit facilities and revolving operating facilities with variable interest rates. In certain cases, the facilities may have financial covenants which are generally in the form of interest coverage ratios and leverage ratios. One of the partnership's real estate services businesses within our business services segment has a securitization program under which it transfers an undivided co-ownership interest in eligible receivables on a fully serviced basis, for cash proceeds, at their fair value under the terms of the agreement. While the sale of the co-ownership interest is considered a legal sale, the partnership has determined that the asset derecognition criteria has not been met as substantially all risk and rewards of ownership are not transferred.
Our operations are currently in compliance with or have obtained waivers related to all material covenant requirements of their term loans and credit facilities.
The weighted average interests rates of borrowings are as follows:

(US$ MILLIONS)	Weighted Average Rate		Weighted Average Term		Consolidated
	2018	2017	2018	2017	2018	2017
Business Services	5.11%	4.06%	2.47	3.07	$1,228	$1,190
Infrastructure Services	6.16%	2.97%	6.14	1.55	5,748	—
Industrial Operations	7.31%	9.22%	6.66	7.05	3,890	$2,075
Corporate and Others	—%	—%	0	0	—	—
Total	6.45%	7.33%	5.93	5.60	$10,866	$3,265

Borrowings by currency are as follows:

(US$ MILLIONS, except as noted)	December 31, 2018	Local Currency	December 31, 2017	Local Currency
Australian dollars	$5	7	$—	—
British pounds	33	26	46	36
U.S. dollars	8,605	8,605	974	974
Canadian dollars	786	1,073	936	1,090
Euro	264	231	17	14
Brazilian reais	1,135	4,399	1,292	4,271
Other	38	175	—	2
Total	$10,866		$3,265